Exhibit 99.1

USA Rare Earth Completes CEO Transition

Thras Moraitis Sets Integration, Execution and Growth Priorities

STILLWATER, Okla., Oct. 1, 2026 (GLOBE NEWSWIRE) -- USA Rare Earth (Nasdaq: USAR) (the “Company”), a rare earth, critical minerals and advanced materials company, today announced the completion of its previously disclosed CEO succession plan. Thras Moraitis, who was previously President of USA Rare Earth, has assumed the CEO position and will focus on integrating the Company’s rare-earth businesses, strengthening execution and reliably serving customers seeking secure supplies of critical materials.

“We have assembled the capabilities needed to compete across the rare-earth value chain across multiple countries,” said Thras Moraitis, CEO of USA Rare Earth. “Our immediate priority is to bring these businesses together, establish clear accountability and execute reliably for customers. A relentless focus on implementation will be central to delivering value for our investors, customers, government partners and host communities.”

The Company has organized its operations into three business units designed to support faster decision-making, accountability and disciplined execution while maintaining coordination across the platform: Upstream, covering mining, processing and separation; Midstream, covering metals, alloys and powders; and Downstream, covering magnets and derivative products. Moraitis will serve as head of Upstream, Chaitan Kansal will lead Midstream, and David Bushi will lead Downstream. The Company’s priorities include operational performance, customer delivery, capital discipline and the continued development of a secure, Western-aligned rare-earth products supply chain.

“Today marks an important transition for USA Rare Earth as Thras Moraitis assumes the role of Chief Executive Officer,” said Mike Blitzer, Executive Chairman of USA Rare Earth. “On behalf of the Board, I want to thank Barbara Humpton for her leadership and contributions in helping to build the foundation of our rare-earth platform.

“Thras brings the experience, judgment and focus needed to lead the Company through its next phases of development and to pursue further value accretive opportunities. The organizational framework which Thras has established creates the conditions for accountability and transparency within our operating units so that they can rapidly integrate, scale and deliver for our customers.”

Following the close of the combination with Serra Verde, USA Rare Earth is positioned across all key stages of the rare-earth supply chain. The platform includes Serra Verde’s mine and processing facility in Brazil, the Round Top heavy rare earth project in Texas, advanced processing and separation capabilities in Wheat Ridge, Colorado, Less Common Metals’ metals and alloys operations in the United Kingdom, and the Company’s expanding magnet production in the United States. Pending closing of its previously-announced transaction, USA Rare Earth’s shareholding in Carester will provide access to world-class heavy rare-earth separation engineering capabilities and related intellectual property.

Demand for rare-earth metals and magnets is increasing across energy, semiconductors, medical technology, defense and mobility, while governments are accelerating efforts to diversify critical-mineral supply chains. USA Rare Earth aims to be a preferred partner to governments and industrial customers seeking reliable, secure alternative supply chains.

Investor Contact

JB Lowe
Vice President, Investor Relations
USA Rare Earth, Inc.
ir@usare.com

Media Contact

Collected Strategies
USAR-CS@collectedstrategies.com

About USA Rare Earth, Inc.

USA Rare Earth, Inc. (Nasdaq: USAR) is building a fully integrated rare-earth and permanent-magnet value chain across the United States, Brazil and the United Kingdom. Through its ownership of Less Common Metals (LCM), one of the world’s leading producers of rare-earth metals and alloys, its development of magnet manufacturing capacity in Stillwater, Oklahoma, its Pela Ema mine in Brazil and the Round Top deposit in Texas, USA Rare Earth is pursuing capabilities across the value chain from mining to metal-making, alloy production and neodymium magnet manufacturing. USA Rare Earth is establishing a secure, Western-aligned supply of materials essential to the aerospace and defense, semiconductor, energy, data center, physical AI, mobility, healthcare and industrial sectors. For more information, visit www.usare.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include those relating to expected access to heavy rare-earth separation knowhow following USA Rare Earth’s announced investment in Carester SAS and other statements regarding USAR’s expectations for future development, operations, strategies, transactions and financial performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate,” “can,” “continue,” “could,” “growth,” “may,” “might,” “plan,” “potential,” “project,” “propose,” “should,” “target,” “vision,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to risks and uncertainties and potentially inaccurate assumptions that could cause actual results to differ materially from USA Rare Earth’s expectations, including without limitation: risks that USA Rare Earth may not realize the anticipated benefits of its combination with Serra Verde or its proposed and prior acquisitions, including expected synergies, financial performance, estimated earnings before interest, taxes, depreciation and amortization and, in the case of Serra Verde, integration of operations, on the anticipated timeline or at all; risks that the proposed transaction with Carester SAS may not be consummated on its anticipated timeline or at all; potential delays in the optimization and commissioning program and the Phase II expansion at the Pela Ema facility; political, economic, regulatory, tax, currency and other risks associated with Serra Verde’s operations in Brazil and Switzerland; physical climate risks related to the Pela Ema mine; the assumption of the Offtake Agreement and substantial indebtedness under Serra Verde’s Retained Finance Agreement, in each case which contains restrictive covenants and other requirements that could adversely affect the combined company’s financial flexibility and operations; risks that the Offtake Agreement is terminated or ceases to be in full force and effect or that the counterparty to the Offtake Agreement is insufficiently capitalized, including as a result of a failure to finalize definitive debt financing arrangements within the timeframes contemplated by the Offtake Agreement; the ability of USA Rare Earth’s Stillwater magnet manufacturing facility to generate revenue and the ability of USA Rare Earth’s planned Blacksburg facility to commence commercial operations on the timing and with the production capacity anticipated or at all; USA Rare Earth’s limited operating history; USA Rare Earth’s ability to commercially extract minerals from the Round Top deposit on its anticipated timeline or at all; differences between planned and actual recovery and yield rates; risks that USA Rare Earth may experience delays, unforeseen expenses, increased capital costs, and other complications while developing its projects; USA Rare Earth’s ability to raise necessary capital on acceptable terms or at all; potential dilution to existing stockholders and adverse effect on USA Rare Earth’s stock price if it issues additional common stock or equity-linked securities; the volatility of USA Rare Earth’s stock price; the availability of rare earth oxide, metal feedstock and other materials, utilities (including power and water) and equipment in quantities and prices that allow USA Rare Earth to develop and commercially operate its Stillwater facility and other facilities; USA Rare Earth’s ability to meet individual customer specifications and produce a consistently high quality product; potential supply chain, logistics or product delivery disruptions; any delays in obtaining or renewing permits and licenses; any changes in royalty rates or the imposition of new royalties; risks associated with community relations; fluctuations in demand for and prices of neo magnets, rare earth elements and USA Rare Earth’s other products, including without limitation as a result of dumping, predatory pricing and other tactics by USA Rare Earth’s competitors or state actors or the overall competitive environment; USA Rare Earth’s ability to achieve positive cash flow or profitability or the ability to access cash flow within its corporate structure due to restrictions contained in its financing agreements; USA Rare Earth’s ability to convert current commercial discussions and/or memorandums of understanding with customers for the sale of its neo magnets and other products into definitive orders; USA Rare Earth’s dependence, in part, on the growth of existing and emerging uses for neo magnets; the risk that additional manufacturing, refining and mining competitors could result in a reduction in revenue; geopolitical developments or disruptions, such as changes in the political environment, export/import or environmental policy of the People’s Republic of China, the United States or other countries in which USA Rare Earth operates or sells products or otherwise; USA Rare Earth’s designation on an export control list by China which has had and is expected to continue to have an adverse impact on its ability to source key raw materials and supplies from China; war, terrorism, natural disasters or public health emergencies; USA Rare Earth’s ability to retain or recruit key personnel; environmental, health and safety regulations; the receipt of funding from the U.S. Department of Commerce is subject to the achievement of milestones which may not be achieved on the expected timeline or at all; and USA Rare Earth’s ability to comply with requirements for federal, state and local government incentives and financing.

Additional risks and detailed information regarding factors that may cause actual results to differ materially has been and will be included in USA Rare Earth’s filings with the SEC, including USA Rare Earth’s most recently filed Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and subsequent filings. Any forward-looking statements speak only as of the date of this press release (or such other date as is specified in such statements), and USA Rare Earth undertakes no obligation to update any forward-looking statements as a result of new information or future events or developments.